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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) June 10, 1998 (May 29, 1998)
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                          Florafax International, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                         0-5531                 41-0719035
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(State or other jurisdiction         (Commission File         (I.R.S. Employer
    of Incorporation)                     Number)            Identification No.)


8075 20th Street, Vero Beach, Florida                                32966
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code 561/563-0263
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          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

On May 29, 1998, Florafax International, Inc. (the "Company") acquired substantially all the assets of Marketing Projects, Inc. ("MPI"), a California corporation, pursuant to the terms of an Asset Purchase and Sale Agreement, dated effective May 1, 1998, by and between the Company and MPI ("Agreement"). MPI is in the business of marketing floral and gift products to large United States corporations. The acquired assets consist primarily of the Proprietary System and Know-How (as such term is defined in the Agreement) pertaining to the relationships with the Company's primary corporate business partners. The purchase price for the assets (which was determined by arms-length negotiations between the parties) was $3,600,000, which was funded via a $2,500,000 loan from First Union National Bank and $1,100,000 from cash on hand. In addition to the purchase price the Company may pay up to $125,000 in each of the next eight fiscal quarters contingent upon the performance of the business acquired.

Item 7. Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired

The Company is unable to provide the required financial information at the time of filing this report. The required financial information will be filed by amendment to this Form 8-K not later than August 12, 1998.

(b)   Pro Forma Information

The Company is unable to provide the required pro forma financial information at the time of filing this report. The required pro forma financial information will be filed by amendment to this Form 8-K not later than August 12, 1998.

(c)   Exhibits

      Exhibit Number              Description
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      10.1                        Asset Purchase and Sale Agreement
      10.2                        Escrow Agreement
      10.3                        First Amendment to Escrow Agreement
      10.4                        Bill of Sale, Assignment and Assumption
      10.5                        Noncompetition and Nondisclosure Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Florafax International, Inc.
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                                                    (Registrant)


Date June 10, 1998                          James H. West
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                                            James H. West
                                            Chief Financial Officer